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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF ANNUAL REPORT ON FORM 10-K

     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K of GenCorp Inc. (the Company) for the fiscal year ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned officer of the Company certifies that, to his knowledge:

          - the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                          /s/ Terry L. Hall
                                          --------------------------------------
                                          Name:  Terry L. Hall
                                          Title:   Chairman of the Board,
                                                   President and Chief Executive
                                                   Officer (Principal Executive
                                                   Officer)
                                          Date:   February 27, 2004

     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K of GenCorp Inc. (the Company) for the fiscal year ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned officer of the Company certifies that, to her knowledge:

          - the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                          /s/ Yasmin R. Seyal
                                          --------------------------------------
                                          Name:  Yasmin R. Seyal
                                          Title:   Senior Vice President, Chief
                                                   Financial Officer (Principal
                                                   Financial Officer and
                                                   Principal Accounting Officer)
                                          Date:   February 27, 2004